UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2022

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

On January 20, 2022, Costco Wholesale Corporation (the “Company”) held its Annual Meeting of Shareholders. There were 443,434,322 shares of common stock entitled to be voted; 344,425,883 shares were voted in person or by proxy. Shareholders voted on the following matters:

1.	The election of each of the directors nominated by the Board of Directors to hold office until the 2023 Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	The ratification of the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2022;

3.

The approval, on an advisory basis, of the compensation of the Company’s executive officers for fiscal year 2021 as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on December 10, 2021;

4.	A shareholder proposal regarding charitable giving reporting;

5.	A shareholder proposal regarding the adoption of GHG emissions reduction targets; and

6.	A shareholder proposal regarding report on racial justice and food equity.

All items except 4 and 6 were approved. The results of the votes are set forth below:

Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Susan L. Decker	258,387,497	27,357,545	418,974	58,261,867
Kenneth D. Denman	279,424,861	6,275,233	463,922	58,261,867
Richard A. Galanti	262,118,618	23,189,011	856,387	58,261,867
Hamilton E. James	268,725,647	16,894,467	543,902	58,261,867
W. Craig Jelinek	281,852,335	3,854,158	457,523	58,261,867
Sally Jewell	284,114,884	1,625,826	423,306	58,261,867
Charles T. Munger	243,710,075	41,974,029	479,912	58,261,867
Jeffrey S. Raikes	231,543,000	54,125,557	495,459	58,261,867
John W. Stanton	281,849,915	3,822,586	491,515	58,261,867
Maggie Wilderotter	224,658,142	60,999,558	506,316	58,261,867

Ratification of the Selection of Auditors:

For	Against	Abstain
336,032,085	7,829,768	564,030

Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
272,585,623	12,617,670	960,723	58,261,867

Shareholder proposal regarding charitable giving reporting:

For	Against	Abstain	Broker Non-Votes
9,012,629	275,313,891	1,837,496	58,261,867

Shareholder proposal regarding the adoption of GHG emissions reduction targets:

For	Against	Abstain	Broker Non-Votes
190,706,448	81,938,063	13,519,505	58,261,867

Shareholder proposal regarding report on racial justice and food equity:

For	Against	Abstain	Broker Non-Votes
47,223,921	225,319,348	13,620,747	58,261,867

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on January 25, 2022.

COSTCO WHOLESALE CORPORATION

By:	/s/ John Sullivan
John Sullivan
Executive Vice President, General Counsel and Secretary

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